SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2009

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	0-22340 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

82 Cambridge Street, Burlington, Massachusetts 01803 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code (781) 993-2300

ITEM 8.01 OTHER EVENTS

       On June 1, 2009, Palomar Medical Technologies, Inc. (the “Company”) received 510(k) Over-The-Counter (OTC) clearance from the United States Food and Drug Administration (FDA) for the first home use wrinkle removal laser device. The Company issued a press release announcing this clearance which is filed as Exhibit 99.1 to this Current Report on Form 8-K. The summary description of the event is qualified in its entirety by reference to the FDA notification letter which is also filed as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title
99.1	Press Release dated June 5, 2009 entitled “PALOMAR RECEIVES FDA OVER-THE-COUNTER CLEARANCE FOR A HOME USE WRINKLE REMOVAL LASER DEVICE Clearance Opens Door to Multi-Billion Dollar Home Skin Care Market”

99.2	FDA notification letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— Chief Executive Officer and President
Date: June 5, 2009

EXHIBIT INDEX

Number	Title
99.1	Press Release dated June 5, 2009 entitled “PALOMAR RECEIVES FDA OVER-THE-COUNTER CLEARANCE FOR A HOME USE WRINKLE REMOVAL LASER DEVICE Clearance Opens Door to Multi-Billion Dollar Home Skin Care Market”

99.2	FDA notification letter